Rule 497(e)

File No. 333-289838

Corgi ETF Trust I

(the “Trust”)

Corgi Crypto Infrastructure ETF

(the “Fund”)

Supplement to the Fund’s Prospectus

Dated April 30, 2026

May 4, 2026

Effective immediately, the “Principal Investment Strategies” section of the Fund’s prospectus is hereby supplemented by adding the following clarifying language immediately following the sentence ending “…strategic positioning within the relevant supply chain, growth potential, and valuation.”:

“For the avoidance of doubt, the Fund is not a ‘cryptocurrency fund’ and does not seek investment exposure to cryptocurrencies or other digital assets (such as bitcoin or ether) directly.”

Please Keep This Supplement With Your Prospectus For Future Reference